Exhibit 99.1

POLARIS INDUSTRIES INC. Investor Presentation May 7, 2013

Parts Garments & Accessories 14% 2 IR May2013 Polaris at a Glance Polaris at a Glance 2012 Sales by Geography Sales (in millions) $1,566 $1,991 $2,657 $3,210 Up 12-15% 20092010201120122013Guidance2012 Sales by Product Key Facts Manufacturer of high-performance motorized products Strong distribution channel 1,650 dealers in North America 1,100 dealers Internationally Productive loyal workforce ~4,900 strong Stakeholder focus Product innovation for customers Profit sharing for employees Dividends / growth for investors United States 72% International 14% EMEA 74% of Total Int'l Canada 14% Off-Road Vehicles (ORV) 69% On-Road Vehicles 8% Snowmobiles 9% Side-by-Sides ATVs -20% +27% +33% +21% $60.1 $75.5 Q1 2012Q1 2013+26%

Q1 2013 Sales and Net Income Q1 2013 Sales and Net Income Record 1st Quarter Sales and Net Income ORV Sales remained strong +7%; PG&A up 27% International Sales up 5% EMEA growth +6% in tough economic environment Earnings per Share up 26% to $1.07 Gross Profit Margin up 10 bps Net Income Margin up 120 bps to 10.1% $8.2 million non-recurring tax benefit 3 IR May2013 $673.8 $745.9 Q1 2012Q1 2013+11% Record First Quarter Sales, & EPS Record First Quarter Sales, Net Income & EPS Q1 Net Income (in millions) Q1 Sales (in millions)

Full Year 2013 Guidance Full Year 2013 Guidance North American Retail Sales growth and market share gains expected to continue PG&A expected to grow 22% to 25% with Klim acquisition International Sales projected to increase about 20% with acquisitions Aixam Mega excellent addition to the portfolio Net Income projected up 15% to 18% Net Income Margin projected to achieve long term goal of 10% 4 IR May2013 $3,210 2012 ActualFY 2013Guidance$4.40 2012 ActualFY 2013Guidance2013 Sales & EPS Reflects Solid Execution of Plan 2013 Sales & EPS Reflects Solid Execution of Plan Diluted EPS Total Company Sales (in millions) Up 12% to 15% $3,600 to $3,700 Up 15% to 18% $5.05 to $5.20

POLARIS

Polaris Strategic Objectives

Grow Sales to >$5.0B
Expand Net Income Margin >10%

3-5 Year Objectives	Q1 2013 Progress
Best in Powersports PLUS *5-8% annual growth*	All Product lines gained market share again Snow dealer inventories lower PG&A grew 27%; Klim solid start
Growth through Adjacencies *$1B - $2B from acquisitions and new markets*	Launched Bobcat co-developed product Small Vehicles grew sales in Q1 Polaris Defense BD efforts continue
Global Market Leadership *>33% of Polaris revenue*	International sales up 5% in Q1 EMEA +6% in tough market International Snow sales up over 100%
Operations is Competitive Advantage *Op Ex drives > 200 bps operating margin improvement*	Monterrey plant generating expected savings Kaizen driving Productivity / Rework improvement Poland plant ground breaking Q2
Strong Financial Performance *Sustainable, profitable growth* *Net income margin >10%*	Sales up 11% Net Income up 26% / EPS up 26% Net Income Margin to 10.1%

Strategy Continues to Deliver Positive Results

IR May2013 5

Retail Sales & N.A. Dealer Inventory Retail Sales & N.A. Dealer Inventory Up, Industry Down N.A. Retail Sales Up, Industry Down Polaris Q1 N.A. retail sales up 7% Demand slower than recent quarters primarily due to late spring weather patterns Industry retail down low single digits % in Q1 N.A. core ATV industry decreased double digits % in Q1 2013; Side-by-sides up Motorcycle industry down about 10% Polaris N.A. dealer inventory up 23% from 2012 ORV dealer inventory up 26%, higher due to improved availability, segment stocking, spring selling season Motorcycle dealer inventory up 30%; new RFM implementation, increased distribution Snowmobile dealer inventory down 4% , strong finish to the selling season .Q1 2013 JanFebMarAprMayJunJulAugSepOctNovDecUnits 200620092010201120122013 North American Polaris Dealer Inventory Levels Industry Polaris Best in Powersports Plus

Best in Powersports Plus

RANGER RZR SPORTSMAN | Off-Road Vehicles

Q1 2013

#1 in ORV – Share expansion in SxS and ATVs in N.A.

Polaris retail up in Q1 against tough comparisons; SxS retail up; core ATVs down but less than industry

Q1 2012 retail sales for ORV were up mid-twenties % and core ATVs were up double digits %

New MY'13 products: *RANGER* 900 XP, *RANGER* 800 EFI Mid-size and Scrambler 850 performing well



RANGER XP® 900



Scrambler 850 XP



RANGER® 800 EFI Mid-Size

Polaris Sales ($ in millions)



$504.6
ATV
SxS
Q1 2012
+7%
$541.3
ATV
SxS
Q1 2013
+22%
$2,226
ATV
SxS
FY 2012
Up 8% - 10%
ATV
SxS
FY 2013 Guidance

N.A. ORV Retail Sales Q1 2013



Down single digits%
Industry
Up single digits %
Polaris

#1 and Growth Continues

IR May2013

7

Growth Through Adjacencies

Polaris Commercial

- Purpose-Built Commercial UTV launched in March, started shipping in April 2013
- Multiple model configurations with available hydraulics, power take-off features and attachments
- Initial reception from dealers & customers favorable
- BRUTUS dealer sign-up on track – 400+ dealers


Sales
FY 2011 Actual
FY 2012 Actual
FY 2013 Expectations



Bobcat UTV
(pricing varies depending on application)

BRUTUS



(MSRP $15,199 - $23,999)

Polaris Defense

- Q1 Revenue down due to record Q1 2012 comparables – on plan
- Department of Defense budget approved April 1
- Positive reaction to light weight armor and NPT technologies
- International sales strong in Q1


Sales
FY 2011 Actual
FY 2012 Actual
FY 2013 Expectations

POLARIS DEFENSE



MV850



MRZR4

Gaining Traction

IR May2013 8

Snowmobiles

Best in Powersports Plus

Q1 2013

- Industry retail sales up for the season with Q1 improving considerably due to good snowfall and extended snow cover
- Polaris N.A. and International Snowmobile market share increased for Q1 and full season – highest point since 2004
- N.A. Dealer inventory down 4% at season-end
- Introduced 8 new MY'14 snowmobiles
- Orders coming in slightly ahead of expectations for MY'14



MY '14 550 Indy 144"



MY '14 800 Indy SP

Q1 Snow Sales (in millions)



$4.6
+217%
$14.7
+1%
$283.0
About Flat
Q1 2012
Q1 2013
FY 2012
FY 2013 Guidance

N.A. Snowmobile Retail Sales

Q1 2013

Season-end March 31, 2013



Up over 20%
Up over 40%
Industry
Polaris
Up mid-single digits %
Up high-single digits %
Industry
Polaris

Product Innovation & Quality Keys to Success

IR May2013

9

Best in Powersports Plus Best in Powersports Plus IR May2013 Q1 2013 N.A. Motorcycle Industry 1400cc+ Polaris Total On-Road Sales (in millions) New Indian Thunder Stroke 111 Engine Q1 2013 Continue to Outperform the Industry – Indian Re-launch Approaching Continue to Outperform the Industry – Indian Re-launch Approaching Motorcycle Industry N.A. retail sales declined about 10% due to late spring and tough Q1 comparables Victory N.A. retail decreased less than industry, gained share in Q1 - 14th consecutive quarter Unveiled new Indian engine, very positive feedback International unit retail sales up double digits % and gaining share RFM implemented; dealers confidence increasing Q1 2012Q1 2013On-Road Vehicles Industry Polaris FY 2012FY 2013GuidanceUp 50% - 60% * +64% $240.2 Q1 2012Q1 2013$64.7 -3% $62.9 * Aixam acquisition included Down mid-single digits% Down about 10% Q1 retail orders up 20% Expect 2013 revenue to grow double digits, in spite of European economy Goupil & Aixam Mega - Synergies expected in distribution, product development Aixam Goupil

Growth Through Adjacencies

GEM



GEM e6®

Q1 retail more than doubled

Expect 2013 revenue to grow double digits, again

2013 focus on cost reductions, quality, growing B2B customers

Sales



FY 2012
FY 2013 Expectations

Goupil



Goupil G5 Tipper

Q1 retail orders up 20%

Expect 2013 revenue to grow double digits, in spite of European economy

Goupil & Aixam Mega - Synergies expected in distribution, product development

Sales



FY 2012
FY 2013 Expectations

Aixam Mega



AIXAM GTO

Enclosed quadricycle & light duty commercial vehicles

Approx. $110 million in 2012 sales

Highly profitable business acquired April 10, 2013

Calendar Year Sales



8+ mos. 2012 Pro Forma
2013 Projection

Small Vehicle Business Gaining Foothold

IR May2013 11

IR May2013 AIXAM MEGA Acquisition AIXAM MEGA Acquisition Acquisition Summary Closed April 10th 2013 Approximately $110M in sales for calendar 2012 focused in Europe Solidly profitable; slightly accretive to Polaris in 2013 after acquisition costs Strong leadership / lean structure Strategic Intent Build on existing European quadricycle business Drives share to ~20% from ~8% Expand European business capabilities and profitability 400+ dealers, strong vehicle design capabilities Creates growth opportunity in adjacent market spaces Synergy / Growth Gameplan Small Vehicle Revenue Growth Become the Global Leader in Light Utility / People Mover Small Vehicle Market Become the Global Leader in Light Utility / People Mover Small Vehicle Market 20102011201220132018ExpectationsAixam MegaGoupilGEMBreezePolaris: Provide R&D, product development, and low cost sourcing Improve Aixam products and spur development of new EQCs Capitalize on Goupil/Mega synergies Aixam Mega: Strong brand with significant market presence Wealth of experience designing quality on-road vehicles Combined: Extensive global distribution Scale to drive growth and improve profitability Growth Through Adjacencies Global Market Leadership Enclosed Quadricycle Light Duty Commercial ORV 62% On-Road 8% Snow 24% Other 6% FY 2012FY 2013GuidanceBest in Powersports Plus

Best in Powersports Plus IR May2013 Polaris PG&A Sales ($ in millions) Q1 2013 PG&A Produced Strong Q1 Results PG&A Produced Strong Q1 Results Record Q1 sales; up 27% vs. Q1 2012 ORV growth up 19% On-Road up 21% Snow up 58% - includes Klim in 2013 All categories and regions increased sales vs. Q1 KLIM integration and Q1 sales positive New distribution center in Ohio expected to open Q3 2013 44% Parts 50% Apparel 6% Q1 2012Q1 2013+27% $127.1 +13% $460.8 $99.9 PG&A Up 22% to 25% Accessories Q1 2013 Sales by Category Q1 2013 Sales by Product Line MY’13 RANGER XP® 900 with Lock & Ride® Pro-Fit™ Cab system

Global Market Leadership Global Market Leadership IR May2013 Polaris Sales (in millions) 2013 Objectives Gaining Share in Challenging Economic Environment Gaining Share in Challenging Economic Environment ORV 57% Snow 11% On-Road 14% PG&A 18% Q1 2012Q1 2013FY 2012FY 2013GuidanceUp about 20% * +5% $114.4 +9% $460.6 $109.3 Europe 70% LatAm 9% Asia 3% Aus/NZ 11% ME/Africa 7% Q1 2013 Sales by Geography Q1 2013 Sales by Product Sales up 5% in Q1; currency impact positive 1% Snowmobiles up over 100%, ORV and Victory sales decreased due to weak economy EMEA up 6% in Q1, remains clear leader in ORVs Latin America up significantly – Brazil Asia Pacific down 15% due to Australia ORV market weakness Eicher – India JV project in process and on track * Includes Aixam acquisition Global Market Polaris International EMEA +6% ASIA PACIFIC -15% LATIN AMERICA +40%

Operational Excellence Operational Excellence Gross margins increased 10 bps in Q1 2013 Lower commodity costs, product cost reductions, pricing offset by unfavorable currency and higher promotions Net income margin increased 120 bps to 10.1% for Q1 2013 Income tax non-recurring benefit of $8.2 million in Q1 LEAN initiatives driving productivity gains; +5% in Q1 Factory inventory up 18% vs. Q1 2012 due to product mix and acquisitions Capital projects on track 15 IR May2013 +90 bps 28.8% 28.9% +10 bps 29.0% Q1 2012Q1 2013FY 2012FY 2013GuidanceQ1 2012GrossMarginOperatingExpenseFinancialServicesIncomeTaxesOtherIncome/ExpenseQ1 20138.9% +0.1% -0.3% +0.3 +1.2% -0.1% 10.1% Continued Net Income Margin Expansion Continued Net Income Margin Expansion Net Income as a Percent of Sales Gross Margins Q1 2013 Margins Increase Up to +40 bps Future Polaris Manufacturing Facility in Opole, Poland Operational 2H 2014 Rendering Driving Hard to Create a Future of Profitable Growth Driving Hard to Create a Future of Profitable Growth Q1 2013 Summary

Q1 2013 Summary Economy remains weak, but manageable Making Growth Happen remains our mantra Q1/Q2 building foundation for pivotal 2H 2013 Indian launch, MY ‘14 products poised to drive growth Investments in infrastructure, growth will continue ROIC will remain at industry-leading levels Margin expansion remains a top priority LEAN initiatives accelerating: supply chain & logistics improvements key ORV share gains will continue Product innovation building momentum Indian is rolling up to the starting line… From production to distribution to branding- we are sparing no effort  IR May2013

Safe Harbor Safe Harbor Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2013 sales, shipments, margins, net income, cash flow, and manufacturing realignment project transition costs and savings, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing realignment transition costs; acquisition integration costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2011 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. IR May2013

IR May2013 Thank you Q&A

Appendices Appendices Powersports Consolidated Share 2013 Full Year Guidance Detail 2013 Full Year Gross Margin Guidance Balance Sheet and Liquidity Profile Product Innovation R&D Facility Expansion Global Manufacturing Operations Credit Arrangements IR May2013

20052006200720082009201020112012Consolidated Market Share in Units (Using Total Motorcycle Industry) N.A. Powersports Consolidated Share N.A. Powersports Consolidated Share 20 #1 OEM and Building… #1 N.A. Powersports OEM and Building… IR May2013 Arctic Cat Deere Kubota Suzuki Triumph BMW Ducati KTM Piaggio Other Honda Harley Yamaha Kawasaki Can Am Best in Powersports Plus Continued Strong Financial Performance Continued Strong Financial Performance

2013 Full Year Guidance 2013 Full Year Guidance METRIC GUIDANCE Product Line Sales Off-Road Vehicles Up 8% to 10% On-Road Vehicles Up 50% to 60% Snowmobiles About flat PG&A Up 22% to 25% International Up about 20% Total Company Sales Up 12% to 15% Gross Margins Expand up to 40 bps Operating Expenses About flat as a percent of sales Income Taxes 33.0% to 33.5% of pretax income Net Income Up 15% to 18% EPS, Diluted $5.05 - $5.20 (+15% to 18%) Share Count Approximately flat Change in Guidance Increased/ favorable Decreased/ unfavorable Unchanged Guidance includes the anticipated impact of the Aixam acquisition. IR May2013

2013 Gross Margin Guidance 2013 Gross Margin Guidance METRIC Actual Q1 2012 Actual Q1 2013 Full Year Guidance 2013 Prior Period 28.3% 28.9% 28.8% Production volume adjustments Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix Mfg. realignment projects, net Warranty costs Tooling amortization Sales promotional costs Current period 28.9% 29.0% Up to 29.2% Change +60 bps +10 bps Up to 40 bps Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin % IR May2013 Continued Strong Financial Position Continued Strong Financial Position Balance Sheet and Liquidity Profile

Balance Sheet and Liquidity Profile $ In millions (except per share and interest rate data) Q1 2013 Fav / (UnFav) Q1 2012 2013 Full Year Guidance Cash $380.8 $94.9 Decrease from acquisition funded Debt $106.4 $1.7 Unchanged Credit Facility $350.0 Flat Unchanged Factory Inventory $370.9 ($56.8) Increase similar % with sales Capital Expenditures $40.1 ($19.2) About $200 million Depreciation & Amortization $19.9 ($3.1) Increase from 2012 Operating cash flow $47.8 $48.4 Increase modestly from 2012 Dividend $0.42 per share $0.05 per share Increase over 2012 by 14% Polaris Acceptance Receivables $786.4 ($183.6) Increased slightly Retail Credit – Approval Rate – Penetration Rate 54% 33% -2% -1% Stable IR May2013

Product Innovation Product Innovation IR May2013 Research & Development Innovation Vitality Index Off-Road Vehicles 8 New MY’13 (36 Models) Remains a Competitive Advantage Product Innovation Remains a Competitive Advantage Scrambler 850 XP RANGER XP 900 RZR 570 LE Snowmobiles 8 New MY’14 (30 Models) Thunder Stroke 111 Engine On-Road Vehicles – Motorcycles 7 New MY’13 & 1 MY’14 (20 Models) 60% 69% 71% 72% 78% 20082009201020112012600 experienced engineers $127 million R&D spend in 2012 Industry-leading technology centers Wyoming, MN Roseau, MN Switzerland RZR XP 900 H.O. Jagged X Edition 600 Switchback Assault 800 Indy SP 15th Anniversary Cross Country Tour IR May2013

R&D Facility / Capacity Expansion R&D Facility / Capacity Expansion Expanding and Capabilities Expanding Capacity and R&D Capabilities Wyoming, MN 2012 R&D investments up 21%; new product vitality index at 78% In process 144,000 sq. ft. R&D expansion in Wyoming, MN Anticipated completion Q3 2013 Additional manufacturing expansions to meet capacity demands Expanded in Milford, IA to accelerate adjacencies & additional capacity Expanding liquid paint capacity in Spirit Lake, Iowa – completion Q1 2014 Roseau, MN facility expansion to support LEAN transformation New European manufacturing facility in Poland – expected completion 2H 2014

Global Manufacturing Operations Global Manufacturing Operations 26 IR May2013 Expanding into Europe and Asia Expanding into Europe and Asia Current Polaris MFG Locations Future Polaris MFG Locations SxS, Engines Monterrey, MEXICO SxS, Engines Motorcycles, GEM, Commercial Spirit Lake/Milford IOWA SxS, Motorcycles, GEM, Commercial Snow, ATV, SxS Roseau MINNESOTA Snow, ATV, SxS Osceola WISCONSIN Engines Goupil Bourran FRANCE Goupil Aixam Mega Chanas FRANCE Aixam Mega Opole POLAND ATV, SxS Eicher JV Jaipur INDIA Eicher JV 33% 34% 34% 33% FY 2010FY 2011FY 2012Q1 2013$13 $12 $16 FY 2010FY 2011FY 2012$106 $350 March 31, 2013Unsecured Credit Agreement Expires 2018 Unsecured Senior Notes (due 2021); Capital Leases Credit Arrangements

Credit Arrangements Polaris Credit Facility ($ in Millions) Ample Capacity for Future Growth Ample Credit Capacity for Future Growth Retail Credit ($ in Millions) Wholesale Credit ($ in Millions) Ample Credit Capacity 10 banks in Credit Facility Senior Notes effective rate = 4.36% $106 Outstanding Zero Balance as of 3/31/13 P.A. Income to Polaris Polaris Acceptance 50/50 joint venture with GE U.S. Dealer Financing 16 year joint venture (contract until 2017) Three Year Avg. ROI = 30% Third party arrangements: Capital One (2013), GE (2016) and Sheffield (2016) No Credit or Funding risk to Polaris Approval and penetration rates have stabilized at acceptable levels Penetration Rate Approval Rate 58% 61% 60% 54% FY 2010FY 2011FY 2012Q1 2013IR May2013